Exhibit 99.29
                                -------------
                Computational Materials and/or ABS Term Sheets



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POOL SUMMARY DATA                                   Aggregate
-----------------
Agency Conforming                     % of pool                        58.00%
Non Conforming                        % of pool                        42.00%
Prefunding (if any)                   % of pool                         0.00%
No of Loans                                                             2,553
Average Loan Size                                                    $254,607
WAC                                                                     6.72%
WA LTV                                                                 87.17%
% First Lien                                                          100.00%
% Owner Occ                                                            94.90%
% Purchase                                                             59.85%
% Cash out                                                             38.24%
% Full Doc                                                             58.76%
% Reduced/Limited Doc                                                   0.00%
% Stated Income                                                        41.24%
WA FICO                                                                   680
FICO Range                                          640 to 816
Floating Rate Mortgages               % of pool                       100.00%
Fixed Rate                            % of pool                         0.00%
LTVs > 80%                                                             57.68%
LTV s> 90%                                                             31.16%
IO Mortgages                          % of pool                        80.59%

LOAN SIZE
---------
Loans < 100k                          % of pool                         2.61%
Loans < 75k                           % of pool                         0.00%
Loans > 350k                          % of pool                        37.42%
Loans > 500k                          % of pool                        10.57%
Loans > 750k                          % of pool                         1.16%
DTI


GEOGRAPHIC
----------
California                                                             45.23%
North California                                                       11.51%
South California                                                       33.72%
New York                                                                1.71%
Illinois                                                                3.41%
Virginia                                                                3.74%
New Jersey                                                              1.49%
Florida                                                                 9.15%
Nevada                                                                  4.02%
Maryland                                                                2.20%
Georgia                                                                 1.36%
Single Prop                                                            68.00%
PUD                                                                    17.75%
2-4 Family                                                              4.73%


FICO
----
Unknown                                                                 0.00%
Fico < 600                                                              0.00%
Fico < 575                                                              0.00%
Fico < 550                                                              0.00%
Below 525                                                               0.00%
526 to 550                                                              0.00%
551 to 575                                                              0.00%
576 to 600                                                              0.00%
601 to 625                                                              0.00%
626 to 650                                                             19.50%
651 to 675                                                             35.11%
676 to 700                                                             23.12%
Above 700                                                              22.27%

Insurance                             any MI. plse provide summary     57.68%

DELINQUENCIES
-------------
30-59 day past

Excess spread